                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
                               (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                         NEW VISUAL ENTERTAINMENT, INC.
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

   * Set forth amount on which the filing is calculated and state how it was determined.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                                                          YOUR VOTE IS IMPORTANT







                         NEW VISUAL ENTERTAINMENT, INC.



                                 PROXY STATEMENT





[LOGO]






                                             2000 ANNUAL MEETING OF SHAREHOLDERS

[LOGO]



                                                             RAY WILLENBERG, JR.
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER





May 2, 2000



Dear Shareholder:

         I am pleased to invite you to New Visual Entertainment's 2000 Annual Meeting of Shareholders. The meeting will be held at 2:00 p.m. on Wednesday, May 31, 2000 at the offices of Intelecon Services, Inc., 8818 John Carpenter Freeway, Dallas, Texas.

         At the meeting, you and the other shareholders will be asked to (1) elect five directors to the New Visual Entertainment Board; (2) approve an amendment to Article IV of our Restated Articles of Incorporation and effect a one-for-four reverse stock split; (3) approve the 2000 Omnibus Securities Plan, which authorizes the granting of restricted stock and incentive and non-qualified stock options to our employees, directors and consultants; and (4) ratify the appointment of Tabb, Conigliaro & McGann, P.C. as our independent auditors for the current fiscal year. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find other detailed information about us and our operations, including our audited financial statements, in the enclosed Annual Report.

         We hope you can join us on May 31. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please MARK your votes on the enclosed proxy, SIGN AND DATE THE PROXY, and RETURN it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.


                                             Very truly yours,



                                             Ray Willenberg, Jr.

[LOGO]                                            NEW VISUAL ENTERTAINMENT, INC.
                                                     5920 FRIARS ROAD, SUITE 104
                                                     SAN DIEGO, CALIFORNIA 92108
                                                                    619.692.0333


May 2, 2000



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 31, 2000

         New Visual Entertainment, Inc. will hold its 2000 Annual Meeting of Shareholders at the offices of Intelecon Services, Inc., 8818 John Carpenter Freeway in Dallas, Texas on Wednesday, May 31, 2000 at 2:00 p.m.

         We are holding this meeting:

     o To elect five directors to serve until the 2001 Annual Meeting of Shareholders and their successors are elected and qualified;

     o To approve an amendment to Article IV of our Restated Articles of Incorporation and effect a one-for-four reverse stock split;

     o   To approve our 2000 Omnibus Securities Plan;

     o To ratify the appointment of Tabb, Conigliaro & McGann, P.C. as our independent auditors; and

     o   To transact any other business that properly comes before the meeting.

         Your board of directors recommends that you vote in favor of each of the proposals outlined in this proxy statement.

         Your board of directors has selected April 25, 2000 as the record date for determining shareholders entitled to vote at the meeting. A list of shareholders on that date will be available for inspection at our corporate headquarters, 5920 Friars Road, Suite 104, San Diego, California, for at least ten days before the meeting. The list also will be available for inspection at the meeting.

         This notice of annual meeting, proxy statement, proxy and our 1999 Annual Report to Shareholders are being distributed on or about May 2, 2000.

                                     By Order of the Board of Directors,



                                     C. Rich Wilson III
                                     Secretary


                                TABLE OF CONTENTS
QUESTIONS AND ANSWERS.....................................................................   1

ITEM 1.  ELECTION OF DIRECTORS............................................................   4

STOCK OWNERSHIP...........................................................................   6
   Beneficial Ownership of Certain Shareholders, Directors and Executive Officers.........   6
   Section 16(a) Beneficial Ownership Reporting Compliance................................   7

MANAGEMENT................................................................................   7
   Executive Officers.....................................................................   7
   Executive Compensation.................................................................   8
   2000 Omnibus Securities Plan...........................................................   8
   Employment Contract with Mr. Willenberg................................................   9
   Compensation Committee Interlocks and Insider Participation............................   9
   Certain Transactions...................................................................   9

ITEM 2.  APPROVAL OF AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION..................   10

ITEM 3.  APPROVAL OF 2000 OMNIBUS SECURITIES PLAN.........................................   14

ITEM 4.  RATIFICATION OF INDEPENDENT AUDITORS.............................................   21

ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS................................................   21




              ----------------------------------------------------
                             YOUR VOTE IS IMPORTANT.
                               PLEASE REMEMBER TO
                              PROMPTLY RETURN YOUR
                                  PROXY CARD.
              ----------------------------------------------------

                              QUESTIONS AND ANSWERS

Q1:      WHO IS SOLICITING MY PROXY?

A: We, the board of directors of New Visual, are sending you this proxy statement in connection with our solicitation of proxies for use at the 2000 Annual Meeting of Shareholders. Certain directors, officers and employees of New Visual also may solicit proxies on our behalf by mail, phone, fax or in person.

Q2:      WHO IS PAYING FOR THIS SOLICITATION?

A: New Visual will pay for the solicitation of proxies. New Visual also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding our proxy materials to the beneficial owners of New Visual common stock.

Q3:      WHAT AM I VOTING ON?

A: Four items: (1) the election of Lilly Beter, John Howell, Celso B. Suarez, Jr., Ray Willenberg, Jr. and C. Rich Wilson III to the board of directors; (2) the approval of an amendment to Article IV of our Restated Articles of Incorporation to, among other things, effect a one-for-four reverse stock split of our outstanding common stock, decrease the number of authorized shares of our preferred stock, and decrease the par value of our preferred stock; (3) the approval of our 2000 Omnibus Securities Plan; and (4) the ratification of Tabb, Conigliaro & McGann, P.C. as our independent auditors for the current fiscal year.

Q4:      WHO CAN VOTE?

A: Only those who owned common stock at the close of business on April 25, 2000, the record date for the Annual Meeting, can vote. If you owned common stock on the record date, you have one vote per share for each matter presented at the Annual Meeting.

Q5:      HOW DO I VOTE?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the enclosed prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person--by voting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary of New Visual written notice of your revocation or by submitting a later-dated proxy. If you execute, date and return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the five nominees for director named in this proxy statement, FOR the amendment to our Restated Articles of Incorporation, FOR approval of our 2000 Omnibus Securities Plan and FOR ratification of Tabb, Conigliaro & McGann, P.C. as our independent auditors.

Q6:      WHAT CONSTITUTES A QUORUM?

A: Voting can take place at the Annual Meeting only if shareholders owning a majority of the voting power of the common stock (a majority of the total number of votes entitled to be cast) are present in person or represented by effective proxies. On the record date, we had 92,371,661 shares of common stock outstanding. Both abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the meeting to proceed. A broker non-vote results from a situation in which a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares.

Q7:      WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE MATTERS BEING PASSED?

A: ELECTION OF DIRECTORS. Directors need the affirmative vote of holders of a plurality of the voting power present to be elected. At this year's meeting, the five nominees receiving the greatest number of votes will be deemed to have received a plurality of the voting power present. Neither abstentions nor broker non-votes will have any effect on the election of directors.

         APPROVAL OF AN AMENDMENT TO ARTICLE IV OF OUR RESTATED ARTICLES OF INCORPORATION AND TO EFFECT A ONE-FOR-FOUR REVERSE STOCK SPLIT. To approve this item, shareholders holding a majority of the total voting power of the common stock must affirmatively vote to approve the matter. Abstentions and broker non-votes have the same effect as votes "against" the proposal.

         APPROVAL OF THE 2000 OMNIBUS SECURITIES PLAN. To approve this item, shareholders holding a majority of the shares represented in person or by proxy at the meeting must affirmatively vote to approve the matter. Abstentions have the same effect as votes "against" the proposal, while broker non-votes have no effect at all.

         RATIFICATION OF INDEPENDENT AUDITORS. To ratify the appointment of Tabb, Conigliaro & McGann, P.C. as our independent auditors for the current fiscal year, shareholders holding a majority of the shares represented in person or by proxy at the meeting must affirmatively vote to approve the matter. Abstentions have the same effect as votes "against" the proposal, while broker non-votes have no effect at all.

Q8:      HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE MATTERS PROPOSED?

A: The board of directors of New Visual unanimously recommends that shareholders vote FOR each of the proposals submitted at this year's Annual Meeting.

Q9:      WILL THERE BE OTHER MATTERS PROPOSED AT THE 2000 ANNUAL MEETING?

A: New Visual's bylaws limit the matters presented at the Annual Meeting to those in the notice of the meeting (or any supplement), those otherwise properly presented by the board of directors and those presented by shareholders so long as the shareholder gives the Secretary WRITTEN NOTICE of the matter on or before May 14, 2000. Please refer to the section of this proxy statement captioned "Annual Meeting Advance Notice Requirements" for a description of the information to be contained in the Secretary's notice. We do not expect any other matter to come before the Annual Meeting. However, if any other matter is presented, your signed proxy gives the individuals named as proxies authority to vote your shares in their discretion.

Q10: WHEN ARE 2001 SHAREHOLDER PROPOSALS DUE IF THEY ARE TO BE INCLUDED IN THE COMPANY'S PROXY MATERIALS?

A: To be considered for presentation at New Visual's 2001 Annual Meeting of Shareholders and included in our proxy statement, a shareholder proposal must be received at New Visual's offices no later than December 15, 2000. To curtail controversy as to the date on which a proposal was received by the company, we suggest that proponents submit their proposals by certified mail, return receipt requested.

                                     ITEM 1.
                              ELECTION OF DIRECTORS

                  The board of directors of New Visual has currently set the number of directors constituting the whole board at five. At the upcoming Annual Meeting, you and the other shareholders will elect five individuals to serve as directors until the 2001 Annual Meeting and their successors are elected and qualified. The following nominees currently serve as directors of New Visual:
John Howell, Ray Willenberg, Jr., and C. Rich Wilson III.

                  The persons designated as proxies will vote the enclosed proxy for the election of all of the nominees unless you direct them to withhold your vote for any one or more nominees. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxies may vote for a substitute or we may reduce the number of members of the board. We recommend a vote FOR each of the nominees.

         Below are the names and ages of the nominees for director, the years they became directors, if applicable, their principal occupations or employment for at least the past five years and certain of their other directorships, if any.

         o LILLY BETER             AGE 65, A NOMINEE FOR DIRECTOR.
                                   For at least the past five years and until her retirement in June 1999, Ms. Beter was the President of Lilly Beter Capital Group,
                                   Ltd., a financial advisory firm with offices in Washington, D.C., New York, California,
                                   Florida, Minnesota, Illinois, Gibraltar, and
                                   Turks and Caicos Islands (British West
                                   Indies). Ms. Beter is a member of the
                                   American League of Lobbyists and the American
                                   Arbitration Association.

         o JOHN HOWELL             AGE 54, A DIRECTOR SINCE APRIL 2000.
                                   From January 1998 until his retirement in October 1998, Mr. Howell was Vice President of TeraGLOBAL Communications Corp., a manufacturer of hardware for the convergence of voice, video, and data. From 1997 to 1998, Mr. Howell was Chief Executive Officer of
                                   EVERSYS Corporation, a manufacturer of
                                   computer equipment. From 1993 to 1996, Mr.
                                   Howell served as Chief Executive Officer of
                                   Polar Bear Station No. 1, Inc. d/b/a Paradise
                                   Sport Fishing, an owner and operator of sport fishing boats. Mr. Howell has a B.S. in Aerospace Engineering from Oregon State
                                   University.

         o CELSO B. SUAREZ, JR.    AGE 43, A NOMINEE FOR DIRECTOR.
                                   Mr. Suarez is an attorney. Since October
                                   1999, Mr. Suarez has been a practicing
                                   attorney in Houston, Texas. From March 1999 to September 1999, Mr. Suarez was Assistant
                                   General Counsel of OCS, Inc., a manufacturer of waste processing plants. From January 1997 to March 1999, Mr. Suarez served as Assistant
                                   General Counsel and as a director of ZEROS
                                   USA, Inc., a provider of energy-efficient waste processing systems and equipment. From
                                   1987 to 1997, Mr. Suarez was engaged in the private practice of law in Houston, Texas.
                                   Mr. Suarez earned his B.S. in Cultural
                                   Anthropology from the University of Houston and a J.D. from Drake University College of Law.

         o RAY WILLENBERG, JR.     AGE 48, A DIRECTOR SINCE OCTOBER 1996.
                                   Mr. Willenberg has served as our Chairman of the Board, Chief Executive Officer, and
                                   President since April 1997. Mr. Willenberg joined New Visual as Vice President and
                                   Corporate Secretary in 1996. From 1972 to
                                   1995, Mr. Willenberg was Chief Executive
                                   Officer of Mesa Mortgage Company in San
                                   Diego, California.

         o C. RICH WILSON III      AGE 31, A DIRECTOR SINCE APRIL 2000.
                                   Mr. Wilson has served as our Vice President and Secretary since April 2000, and has served as an employee or independent contractor for New Visual since July 1995, providing marketing, sales and business development services. Since June 1998, Mr.
                                   Wilson has also served as the President of Impact Pictures, Inc., a multimedia design firm he founded. In December 1999, New Visual acquired Impact Pictures, Inc., which now operates as Impact Multimedia, Inc. From
                                   March 1993 through July 1995, Mr. Wilson was
                                   National Marketing Manager for Spevco, Inc., a special events marketing firm. Mr. Wilson has a B.A. in English from the University of North Carolina at Charlotte.

COMPENSATION OF DIRECTORS

         We do not provide cash compensation to our directors but have granted stock and stock options to the directors to compensate them for their services. During fiscal 1999, New Visual granted 250,000 shares and 125,000 shares of common stock to Elorian Landers and Herb Lightman, respectively, for their services as directors. We do reimburse our directors for reasonable expenses incurred in traveling to and from board meetings (or a committee thereof). Our directors will be eligible to receive stock option grants under our 2000 Omnibus Securities Plan.

COMMITTEES OF THE BOARD OF DIRECTORS; MEETINGS

         New Visual has no standing committees, but intends to form an audit committee after the Annual Meeting. The Audit Committee will:

         o make recommendations to the full board of directors with respect to appointment of the company's independent auditors; and

         o meet periodically with our independent auditors to review the general scope of audit coverage, including consideration of our accounting practices and procedures, our system of internal accounting controls and financial reporting.

         During the year ended October 31, 1999, the board of directors of New Visual conducted all of its business by unanimous written consent. We do not maintain a formal nominating committee or a compensation committee.


                                 STOCK OWNERSHIP

BENEFICIAL OWNERSHIP OF CERTAIN SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information with respect to the beneficial ownership of our common stock at April 5, 2000, by:

         o each of our named executive officer, directors, and nominees for director;

         o   all of our executive officers and directors as a group; and

         o each person, or group of affiliated persons, known to us to own beneficially more than 5% of our common stock.

         In accordance with the rules of the SEC, the table gives effect to the shares of common stock that could be issued upon the exercise of outstanding options and common stock purchase warrants within 60 days of April 5, 2000. Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. The address of each executive officer and director is c/o New Visual Entertainment, Inc., 5920 Friars Road, Suite 104, San Diego, California 92108. We have calculated the percentages of shares beneficially owned based on 91,336,246 shares of common stock outstanding at April 5, 2000.


                                                                                   SHARES BENEFICIALLY OWNED
                                                                                ------------------------------
                             PERSON OR GROUP                                      NUMBER               PERCENT
--------------------------------------------------------------------------      ------------           -------
NAMED EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES:
Ray Willenberg, Jr. (1)..............................................            16,343,119              17.7%
C. Rich Wilson III(2)................................................               432,501                *
Lilly Beter .........................................................                    --                --
John Howell (3)......................................................               113,700               *
Celso B. Suarez, Jr..................................................                50,000               *
All executive officers and directors as a group (3 persons)(4).......            16,889,320              18.3%
BENEFICIAL OWNERS OF 5% OR MORE OF
     OUR OUTSTANDING COMMON STOCK:
Allan Blevins (5)....................................................             6,000,000               6.6%
Michael Shepperd (6).................................................             6,000,000               6.6%

---------------
*        Less than 1%.
(1) Includes options to purchase 750,000 shares of common stock at an exercise price of $1.00 per share. Also includes 10,000,000 shares of common stock held of record by Allan Blevins and Michael Shepperd, which Mr. Willenberg has the right to vote pursuant to a proxy until such shares are released from escrow. See notes 5 and 6 below.
(2) Includes options to purchase 125,000 shares of common stock at an exercise price of $1.00 per share.
(3) Mr. Howell shares voting and investment control with respect to 1,900 shares.
(4) Includes options to purchase 875,000 shares of common stock that may be acquired through the exercise of stock options held by certain executive officers.
(5) Includes 5,000,000 shares held in escrow that will be released to Mr. Blevins if certain technological development milestones are met by our New Wheel Technology, Inc. subsidiary. Pursuant to the escrow agreement, Mr. Willenberg holds a proxy to vote the shares held in escrow. See note 1 above.
(6) Includes 5,000,000 shares held in escrow that will be released to Mr. Shepperd if certain technological development milestones are met by our New Wheel Technology, Inc. subsidiary. Pursuant to the escrow agreement, Mr. Willenberg holds a proxy to vote the shares held in escrow. See note 1 above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of the reports filed with the SEC and written representations of our directors and executive offers, we believe that the following directors filed late Form 3's and filed late Form 5's for fiscal 1999:
Ray Willenberg, Jr. (representing seven transactions); Elorian Landers (representing five transactions); and Herb Lightman (representing six transactions). Messrs. Landers and Lightman resigned from the board of directors in April 2000.


                                   MANAGEMENT

EXECUTIVE OFFICERS

         Below are the names and ages of the executive officers of New Visual as of March 31, 2000 and a brief description of their prior experience and qualifications.


RAY WILLENBERG, JR.                AGE 48, CHAIRMAN OF THE BOARD, CHIEF
                                   EXECUTIVE OFFICER AND PRESIDENT SINCE APRIL
                                   1997. See biography of Mr. Willenberg on page
                                   5.

C. RICH WILSON III                 AGE 31, VICE PRESIDENT AND SECRETARY SINCE
                                   APRIL 2000. See biography of Mr. Wilson on page 5.


EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION. The following table provides summary information concerning compensation paid by us to our Chief Executive Officer and President, who was our only named executive officer during the fiscal year ended October 31, 1999. We may refer to this officer as our named executive officer in other parts of this proxy statement. For a list of our current executive officers, see "--Executive Officers."

                                                             ANNUAL COMPENSATION
                                                   -----------------------------------
                                                                         OTHER ANNUAL     ALL OTHER
       NAME AND PRINCIPAL POSITION(S)       YEAR      SALARY    BONUS    COMPENSATION    COMPENSATION
       ------------------------------       ----      ------    -----    ------------    ------------
   Ray Willenberg, Jr.                      1999     $62,500     $-0-            $-0-      $-0-
   Chairman of the Board, Chief             1998      40,000      -0-      127,500(1)       -0-
      Executive Officer and President       1997      29,000      -0-             -0-       -0-

---------------

(1) Represents the issuance to Mr. Willenberg of 3,187,500 shares of common stock valued at $.04 per share.

         In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits has been omitted for the named executive officer because the aggregate amount of these perquisites and other personal benefits was less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for the named executive officer.

         Ray Willenberg, Jr., our Chairman of the Board, Chief Executive Officer and President, joined us in 1996. His current annual base salary is $250,000. In addition, Mr. Willenberg was granted 2,250,000 shares of common stock in November 1999 as compensation for his services as President and as a director.

         STOCK OPTIONS GRANTED DURING THE YEAR ENDED OCTOBER 31, 1999. There were no options granted to the named executive officer during the fiscal year ended October 31, 1999. Mr. Willenberg was granted options to purchase 3,000,000 shares of stock at an exercise price of $1.00 per share in February 2000. One-fourth of the options vested on the grant date, and the remainder will vest in equal increments on each of the next three anniversaries of the grant date.

         YEAR-END OPTION VALUES. The named executive officer did not exercise any stock options during the year ended October 31, 1999, and there were no options granted to the named executive officer outstanding at October 31, 1999.

2000 OMNIBUS SECURITIES PLAN

         On April 20, 2000, our board of directors adopted, subject to shareholder approval, the 2000 Omnibus Securities Plan, the text of which is attached as Appendix A. Unless the 2000 Omnibus Securities Plan is approved by the shareholders on or before April 20, 2001, it and all awards granted pursuant thereto will, under the terms of the Plan, be null and void. The material features of the 2000 Omnibus Securities Plan are discussed below under "Item 3. Approval of the 2000 Omnibus Securities Plan."

EMPLOYMENT CONTRACT WITH MR. WILLENBERG

         On February 11, 2000, we entered into an employment agreement with Ray Willenberg, Jr. to serve as our Chief Executive Officer. The agreement became effective April 1, 2000, is effective through April 1, 2003, and will automatically renew for successive one-year periods unless either Mr. Willenberg or New Visual gives written notice of termination at least 60 days prior to the expiration date of the agreement. Under the agreement, Mr. Willenberg receives a base salary of $250,000 per year plus an annual increase of $50,000 effective each April 1st. Mr. Willenberg is also eligible to receive other salary increases and bonus awards at the discretion of the board.

         Mr. Willenberg may be terminated by us at any time for "cause," as defined in the agreement. In the event Mr. Willenberg is terminated "without cause" or leaves New Visual for "good reason," each as defined in the agreement, then Mr. Willenberg will receive a severance payment equal to his salary for the lesser of the remainder of his term of employment or two years.

         If Mr. Willenberg is terminated without cause or with good reason within one year after a "change of control," as defined in the agreement, then Mr. Willenberg will receive a severance payment equal to two times the sum of his salary in effect at the time of his termination plus any annual bonus he would have received for such period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         We do not have a compensation committee or other committee of the board of directors performing similar functions. Decisions concerning compensation of executive officers have been made by the board of directors. None of our executive officers or directors currently serves on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions.

CERTAIN TRANSACTIONS

         EMPLOYMENT AGREEMENT. We have entered into an employment agreement with Mr. Willenberg, who is a director and a named executive officer. See "--Employment Contract with Mr. Willenberg."

         We believe that the transaction described above was made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

                                     ITEM 2.
                            APPROVAL OF AMENDMENT TO
                     OUR RESTATED ARTICLES OF INCORPORATION


GENERAL

         Our board has unanimously approved, and recommends that the shareholders adopt, a proposal to amend Article IV of our Restated Articles of Incorporation (the "Restated Articles") to effect a one-for-four reverse stock split of the Company's outstanding common stock, decrease the number of authorized shares and par value of our preferred stock, and provide additional information concerning the rights and preferences of our common stock and preferred stock. The text of the proposed amendment (the "Amendment") is set forth in the Articles of Amendment attached to this Proxy Statement as Appendix B.

         The Amendment provides for the combination of our presently issued and outstanding shares of common stock into a smaller number of shares of identical common stock. This is known as a "reverse stock split." Under the proposal, each four shares of our presently issued and outstanding common stock as of the close of business on the effective date of the Amendment will be converted automatically into one share of our post-reverse stock split common stock. Fractional shares will not be issued. Instead, we will issue one full share of our post-reverse stock split common stock to any shareholder who would have been entitled to receive a fractional share as a result of the reverse stock split. Each shareholder will hold the same percentage of our outstanding common stock immediately following the reverse stock split as he did immediately prior to the reverse stock split, except for minor adjustments required due to the treatment of fractional shares. The Amendment does not change the number of authorized shares of common stock.

         The Amendment also provides for a decrease in the number of authorized shares of our preferred stock from 200,000,000 to 15,000,000, and to a decrease in the par value of our preferred stock from $30.00 to $.01 per share. We have no preferred stock outstanding at this time, nor do we have any specific plans to issue preferred stock. We believe that the number of shares and par value of our authorized preferred stock are too high, and that reducing the number and par value of these shares is in the best interest of New Visual and its shareholders. At present, the board could only issue preferred stock for consideration of at least $30.00 per share, but could issue up to 200,000,000 shares of preferred stock. The board is of the view that decreasing the par value of the preferred stock will provide New Visual with greater flexibility in structuring any future issuances of preferred stock, and that the proposed number of authorized shares of preferred stock will adequately provide for the company's future needs.


REASONS FOR THE REVERSE STOCK SPLIT

         The primary purposes of the reverse stock split are to:

         o   increase the per share price of our common stock;

         o reduce the number of outstanding shares to a level more consistent with other public companies with a similar market capitalization; and

         o provide the company with the flexibility to issue additional shares to facilitate future stock acquisitions and financings.

         The reduction in the number of issued and outstanding shares of common stock to result from the reverse stock split is expected to increase the market price of the common stock to a level above the current market trading price. While the board believes that the shares of common stock will trade at higher prices than those which have prevailed in the recent past, there can be no assurance that such increase in the trading price will occur or, if it does occur, that it will equal or exceed the direct arithmetical result of the reverse stock split because there are numerous factors and contingencies which could affect our market price.

         Our common stock is currently quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. A higher per share price for the common stock may enable the Company to meet the $5.00 minimum bid price requirement for the initial listing of the common stock on the Nasdaq National Market or the $4.00 minimum bid price requirement for initial listing on the Nasdaq SmallCap Market. We believe that, other than the minimum bid price, we meet all of the quantitative listing requirements for listing on the Nasdaq Stock Market.

         Because trading of our common stock is conducted in the over-the-counter market, an investor could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the common stock. In addition, because the common stock is not listed on the Nasdaq Stock Market and presently trades at less than $5.00 per share, trading in our common stock is subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, which require additional disclosure by brokers or dealers in connection with any trades involving a stock defined as a "penny stock" (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). Because our common stock is presently classified as a "penny stock," prior to effectuating any trade in our common stock, a broker or dealer is required to make a suitability determination as to the proposed purchaser of our common stock and to receive a written agreement, meeting certain requirements, prior to effectuating any transaction in our common stock. The additional burdens imposed upon brokers or dealers by such requirements could discourage brokers or dealers from effecting transactions in our common stock, which could limit the market liquidity of our common stock and the ability of investors to trade our common stock.

         The board believes that the reverse stock split also could result in a broader market for our common stock than the current market. Many institutional investors are unwilling or unable due to investment restrictions to invest in companies whose stock trades at less than $5.00 per share. Many stockbrokers are subject to internal restrictions on their ability to recommend stocks trading at less than $5.00 per share because of a general presumption that such stocks may be highly speculative. In addition, stocks trading at less than $5.00 per share may not be marginable under the internal policies of some investment firms. The reverse stock split is anticipated to result in a price increase for our common stock relieving, to some extent, the effect of such limitations on the market for our common stock. Additionally, brokerage commissions on the sale of lower priced stocks often represent a higher percentage of the sales price than commissions on relatively higher priced stocks. The expected increase in trading price may also encourage interest and trading in our common stock and possibly promote greater liquidity for our shareholders. We also believe that the current per share price of our common stock has or may have a negative effect on our ability to use our common stock in connection with possible future transactions such as financings, strategic alliances, acquisitions and other uses not presently determinable.

         In addition, a number of other public companies have market capitalization similar to that of New Visual, but generally have less than 30 million shares outstanding, compared to the over 90 million shares that we have outstanding. The board believes that the reverse stock split would more closely align our capital structure with companies of comparable market capitalization, which the board believes is a more appropriate capital structure than our current structure.

         Furthermore, as a result of the reverse stock split, there will be a reduction in the number of shares of common stock issued and outstanding, and an associated increase in the number of authorized shares which would be unissued and available for future issuance after the reverse stock split. These additional available shares could be used for any proper corporate purpose approved by the board including, among others, future acquisitions and financing transactions. In particular, the board intends to use some of the additional authorized but unissued shares that would be made available as a result of the reverse stock split in connection with our previously announced acquisition of Intelecon Services, Inc.

         For the above reasons, we believe that the reverse stock split is in the best interests of New Visual and its shareholders. However, there can be no assurances that the reverse stock split will have the desired consequences.

EFFECTS OF THE REVERSE STOCK SPLIT

         Subject to shareholder approval, the reverse stock split will be effected by filing the Amendment and will be effective upon the close of business on the date of filing. Although we expect to file the Amendment with the Utah Secretary of State's office promptly following approval at the Annual Meeting, the actual timing of the filing will be determined by our management based upon their evaluation as to when the filing will be most advantageous to New Visual and its shareholders. We reserve the right to forego or postpone filing the Amendment if we determine that action to be in the best interests of New Visual and its shareholders.

         We are currently authorized to issue 100 million shares of common stock of which 92,371,661 shares were issued and outstanding at the close of business on the record date. Adoption of the reverse stock split will reduce the shares of common stock outstanding on the record date to approximately 23,092,916, but will not affect the number of authorized shares of common stock. The reverse stock split also will have no effect on the par value of the common stock.

         The effect of the reverse split upon holders of common stock will be that the total number of shares of our common stock held by each shareholder will be automatically converted into the number of whole shares of common stock equal to the number of shares of common stock owned immediately prior to the reverse stock split divided by four, adjusted for any fractional shares. Each of our shareholders will continue to own one or more shares of common stock and will continue to share in the assets and future growth of the company as a shareholder. Each shareholder that owns fewer than four shares of common stock will receive one whole share of common stock as a result of the reverse stock split.

         Assuming the reverse stock split is approved by the shareholders at the Annual Meeting and implemented, each shareholder's percentage ownership interest in the company and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the reverse stock split. All issued and outstanding options, warrants, and convertible securities would be appropriately adjusted for the reverse stock split automatically on the effective date of the reverse stock split. All shares, options, warrants or convertible securities that New Visual has agreed to issue (or agrees to issue prior to the effective date of the reverse stock split) in any merger or acquisition agreement also will be appropriately adjusted for the reverse stock split.

         The reverse stock split also may result in some shareholders owning "odd lots" of less than 100 shares of common stock received as a result of the reverse stock split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

         As soon as practicable after the Amendment is filed, we will cause a letter of transmittal to be forwarded to each holder of record of shares of our common stock outstanding as of such date. The letter of transmittal will contain instructions for the surrender of certificates representing shares of pre-reverse stock split common stock to our transfer agent in exchange for certificates representing the number of whole shares of post-reverse stock split common stock into which the shares of pre-reverse stock split common stock have been converted as a result of the reverse stock split. CERTIFICATES SHOULD NOT BE SENT TO US OR THE TRANSFER AGENT BEFORE RECEIPT OF SUCH LETTER OF TRANSMITTAL FROM US.

         Until a shareholder forwards a completed letter of transmittal, together with certificates representing such shareholder's shares of pre-reverse stock split common stock to the transfer agent and receives in return a certificate representing shares of post-reverse stock split common stock, such shareholder's pre-reverse stock split common stock shall be deemed equal to the number of whole shares of post-reverse stock split common stock to which such shareholder is entitled as a result of the reverse stock split.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion describes certain material federal income tax considerations relating to the reverse stock split. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

         This discussion may not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to shareholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

         SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

         The reverse stock split is intended to be a tax-free recapitalization to the Company and its shareholders, except for those shareholders who receive a whole share of common stock in lieu of a fractional share. Shareholders will not recognize any gain or loss for federal income tax purposes as a result of the reverse stock split, except for those shareholders receiving a whole share of common stock in lieu of a fractional share (as described below). The holding period for shares of common stock after the reverse stock split will include the holding period of shares of common stock before the reverse stock split, provided that such shares of common stock are held as a capital asset at the effective time of the Amendment. The adjusted basis of the shares of common stock after the reverse stock split will be the same as the adjusted basis of the shares of common stock before the reverse stock split excluding the basis of fractional shares.

         A shareholder who receives a whole share of common stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the shareholder was otherwise entitled.

         We recommend a vote FOR the approval of the Amendment and reverse stock split.


                                     ITEM 3.
                    APPROVAL OF 2000 OMNIBUS SECURITIES PLAN

         On April 20, 2000, the board adopted, subject to shareholder approval, the 2000 Omnibus Securities Plan of New Visual Entertainment, Inc. (the "2000 Omnibus Securities Plan"), the text of which is attached as Appendix A to this Proxy Statement. Unless the 2000 Omnibus Securities Plan is approved by the shareholders on or before April 20, 2001, it and all awards granted pursuant thereto will, under the terms of the plan, be null and void. The material features of the 2000 Omnibus Securities Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 2000 Omnibus Securities Plan. Shareholders are urged to read the 2000 Omnibus Securities Plan in its entirety.

         We recommend a vote FOR the approval of the 2000 Securities Omnibus
Plan.

PURPOSE

         The purpose of the 2000 Omnibus Securities Plan is to promote the interests of New Visual (including its subsidiaries) and its shareholders by using investment interests in New Visual to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons' contributions to the performance of New Visual and to align their interests with the interests of New Visual's shareholders. In furtherance of this purpose, the 2000 Omnibus Securities Plan authorizes the granting of the following types of stock-based awards (each, an "Award"):

         o   stock options; and

         o   restricted stock awards.

         Each of these types of Awards is described below under "Awards."

         If Item 2 is approved by the shareholders, a total of 2,500,000 (post-reverse stock split) shares of Common Stock (subject to adjustment as described below) will be reserved for issuance under the 2000 Omnibus Securities Plan. If Item 2 is not approved, a total of 2,000,000 shares will be reserved for issuance under the Plan. Shares of Common Stock issued under the 2000 Omnibus Securities Plan may be authorized but unissued shares, or shares reacquired by New Visual, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under the 2000 Omnibus Securities Plan that are reacquired by New Visual pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

         Nothing in the 2000 Omnibus Securities Plan or in any Award granted pursuant to it confers upon any participant any right to continue in the employ of New Visual or to interfere in any way with the right of New Visual to terminate the employment of any person at any time.

         The holder of an Award granted pursuant to the 2000 Omnibus Securities Plan does not have any of the rights or privileges of a shareholder, except with respect to shares that have actually been issued.

ADMINISTRATION

         The 2000 Omnibus Securities Plan may be administered by the board or a committee appointed by the board. The board has full authority, in its discretion, to:

         o   select the persons to whom Awards will be granted;

         o   grant Awards under the 2000 Omnibus Securities Plan ;

         o   determine the number of shares to be covered by each Award;

         o determine the nature, amount, pricing, timing and other terms of the Award;

         o interpret, construe and implement the provisions of the 2000 Omnibus Securities Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and

         o   terminate, modify or amend the 2000 Omnibus Securities Plan.

ELIGIBILITY

         Key employees (including employees who are also directors or officers), directors and certain consultants of New Visual are eligible to be granted Awards under the 2000 Omnibus Securities Plan at the discretion of the board. In determining the eligibility of any employee, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the board may consider:

         o the position, responsibilities and importance of the participant to New Visual; and

         o   such other factors as the board deems relevant.

AWARDS

         STOCK OPTIONS. Incentive stock options and non-qualified stock options may be granted for such number of shares of Common Stock as the board determines.

         The exercise price for each stock option is determined by the board. Stock options must have an exercise price of at least 100% (or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the Common Stock on the date the stock option is granted. Under the 2000 Omnibus Securities Plan, fair market value of the Common Stock for a particular date will generally be the closing sale price for the stock if the Common Stock is listed on an established stock exchange. If the Common Stock is not listed on an established stock exchange on a particular date, the fair market value of the Common Stock will be the average of the closing bid and asked prices per share for the stock as quoted by The Nasdaq Small Cap Market or on the OTC Bulletin Board of the National Association of Securities Dealers or in the NQB Pink Sheets published by the National Quotation Bureau Incorporated.

         No stock option may be exercised after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the 2000 Omnibus Securities Plan, the aggregate fair market value of the Common Stock for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed $100,000.

         A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to New Visual specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the participant in cash or by such other means as the board may authorize. Fractional shares are not to be issued upon exercise of a stock option. The board may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of Common Stock.

         The board may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option as a whole or in part by increasing the number of shares then purchasable. However, the board may not increase the total number of shares subject to an option.

         Subject to the foregoing and the other provisions of the 2000 Omnibus Securities Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the board.

         RESTRICTED STOCK. Restricted stock may be awarded by the board subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with New Visual, and restrictions based on Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions are terminated or expire. In this regard, the Secretary of New Visual or such other escrow holder as the board may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award agreement shall expire or be removed.

         The board may require a participant to pay New Visual an amount at least equal to the par value of the Common Stock awarded to the participant. Subject to any limitations imposed by the applicable Award agreement, from the date a participant becomes the holder of record of restricted stock, a participant has all the rights of a shareholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

         The 2000 Omnibus Securities Plan provides that to the extent the board elects to grant an Award of restricted stock, the Award agreement applicable thereto shall, except in certain specified situations, provide New Visual with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the participant for the restricted stock.

NON-TRANSFERABILITY

         No Award made under the 2000 Omnibus Securities Plan may be sold, pledged or otherwise assigned in any manner other than by will or the laws of descent and distribution or, subject to the consent of the board, pursuant to a qualified domestic relations order, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed.

ADJUSTMENT

         In general, the aggregate number of shares as to which Awards may be granted to participants under the 2000 Omnibus Securities Plan, the number and kind of shares thereof covered by each outstanding Award, and/or the price per share thereof in each such Award will, upon a determination of the board, all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from an increase, decrease or exchange in the outstanding shares of Common Stock or if additional shares or new or different shares are distributed in respect of such shares of Common Stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of New Visual, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares. Fractional interests will not be issued upon any adjustments made by the board; however, the board may, in its discretion, make a cash payment in lieu of any fractional shares of Common Stock issuable as a result of such adjustments.

CHANGE IN CONTROL

         The 2000 Omnibus Securities Plan provides that, in the event of a change in control of New Visual, outstanding Awards, whether or not vested, shall automatically terminate unless:

         o the 2000 Omnibus Securities Plan is continued and the outstanding Awards assumed;

         o the outstanding Awards are substituted with new awards covering the securities of a successor entity; or

         o   the board has otherwise provided for:

         o   the acceleration of the vesting of the Awards and/or

         o the cancellation of the Awards and their automatic conversion into the right to receive the consideration payable to the holders of the Common Stock as a result of the change in control.

         If the Awards terminate because none of the preceding actions were provided for, then each participant shall have the right, prior to the change in control event, to exercise the participant's Awards to the fullest extent, including any installments which had not previously vested.

AMENDMENT AND TERMINATION OF THE PLAN

         The 2000 Omnibus Securities Plan terminates on April 20, 2010. The 2000 Omnibus Securities Plan provides that the board may at any time suspend, discontinue, revise or amend the plan and the plan as so revised or amended will govern all Awards granted thereunder, including those granted before such revision or amendment. The 2000 Omnibus Securities Plan acknowledges, however, that no revision or amendment will function to alter, impair or diminish any rights or obligations under any Award previously granted (without the consent of the affected participants).

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. RECIPIENTS OF AWARDS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS WITH REGARD TO ALL TAX CONSEQUENCES ARISING WITH RESPECT TO AWARDS.

         TAX WITHHOLDING. If a distribution is made under the 2000 Omnibus Securities Plan in cash, New Visual will withhold taxes as required by law. If an Award is satisfied in the form of shares of the Common Stock, then no shares may be issued unless and until arrangements satisfactory to New Visual have been made to satisfy any tax withholding obligations applicable with respect to such Award.

         DEDUCTIBILITY OF AWARDS. Company deductions for Awards granted under the 2000 Omnibus Securities Plan are limited by Section 162(m) of the Code, which generally limits New Visual's deduction for non-performance based compensation to $1,000,000 per year for New Visual's CEO and its other four most highly compensated officers.

         INCENTIVE STOCK OPTIONS. Pursuant to the 2000 Omnibus Securities Plan, employees may be granted stock options which are intended to qualify as "incentive stock options" under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

         If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on the length of time the optionee held the shares.

         If the exercise price of an incentive stock option is paid in whole or in part with shares of Common Stock, no income, gain or loss generally will be recognized by the optionee with respect to the shares of Common Stock paid as the exercise price. However, if such shares of Common Stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

         Neither New Visual nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, New Visual or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

         NON-QUALIFIED STOCK OPTIONS. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of Common Stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of Common Stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

         RELOAD OPTION RIGHTS. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

         RESTRICTED STOCK. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

         OTHER TAX MATTERS. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

         o a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of Common Stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and

         o the loss of a compensation deduction which would otherwise be allowable to New Visual or one of its subsidiaries as explained above.

AWARDS GRANTED UNDER THE 2000 OMNIBUS SECURITIES PLAN

         It is not possible to determine the number of shares that will be awarded under the 2000 Omnibus Securities Plan in the future to any particular individual. To date, no Awards have been made under the 2000 Omnibus Securities Plan.

         We recommend a vote FOR the approval of the 2000 Omnibus Securities
Plan.


                                     ITEM 4.
                      RATIFICATION OF INDEPENDENT AUDITORS

         Our board of directors has appointed Tabb, Conigliaro & McGann. P.C. to serve as our independent auditors for the fiscal year ending October 31, 2000 and is soliciting your ratification of that appointment.

         Tabb, Conigliaro & McGann, P.C. has served as independent auditors to the company since November 1999. In their role as independent auditors, they report on our financial statements. They also assist us with due diligence activities in connection with our acquisitions and provide general accounting and tax consulting. Representatives of Tabb, Conigliaro & McGann, P.C. will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         Your ratification of our board of directors' selection of Tabb, Conigliaro & McGann, P.C. is not necessary because our board of directors has responsibility for selection of our independent auditors. However, the board of directors will take your vote on this proposal into consideration when selecting our independent auditors in the future.

                  We recommend a vote FOR the ratification of Tabb, Conigliaro & McGann, P.C. as our independent auditors for the current fiscal year.


                   ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

                  SHAREHOLDER PROPOSALS. Our bylaws provide that shareholder proposals and director nominations by shareholders may be made in compliance with certain advance notice, informational and other applicable requirements. With respect to shareholder proposals (concerning matters other than the nomination of directors), the individual submitting the proposal must file a WRITTEN NOTICE with the Secretary of New Visual at 5920 Friars Road, Suite 104, San Diego, California 92108 setting forth certain information, including the following:

         o a brief description of the business desired to be bought before the meeting and the reasons for conducting that business at the meeting;

         o   the name and address of the proposing shareholder;

         o the number of shares of common stock beneficially owned by the proposing shareholder; and

         o any material interest of the proposing shareholder in such business.

The notice must be delivered to the Secretary (1) at least 30, but no more than 60, days before any scheduled meeting or (2) if less than 40 days notice or prior public disclosure of the meeting is given, by the close of business on the 10th day following the giving of notice or the date public disclosure was made, whichever is earlier.

                  BOARD NOMINATIONS. A shareholder may recommend a nominee to become a director of New Visual by giving the Secretary of New Visual (at the address set forth above) a WRITTEN NOTICE setting forth the following information concerning each person the shareholder proposes to nominate:

         o   the name, age, business address and residence of the person;

         o   the principal occupation or employment of the person;

         o the number of shares of common stock beneficially owned by the person; and

         o any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules of the SEC.

         The shareholder's notice must also contain the following information concerning the proposing shareholder:

         o   the name and record address of the proposing shareholder; and

         o the number of shares of common stock beneficially owned by the proposing shareholder.

Such nominations must be made pursuant to the same advance notice requirements for shareholder proposals set forth in the preceding section.

                  GENERALLY. Our annual meetings are held each year at a time and place designated by our board of directors in the notice of the meeting. Our 2001 annual meeting of shareholders is currently scheduled for March 28, 2001. Copies of our bylaws are available upon written request made to the Secretary of New Visual at the above address. The requirements described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for shareholder proposals to be included in our proxy materials for a meeting of shareholders. The chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and our bylaws.





         ---------------------------------------------------------------
                  PLEASE TAKE A MOMENT NOW TO VOTE. PLEASE SIGN
                           AND RETURN YOUR PROXY CARD.
         ---------------------------------------------------------------


         ---------------------------------------------------------------

                                   THANK YOU.
        ----------------------------------------------------------------

                                                                      Appendix A

================================================================================

                         NEW VISUAL ENTERTAINMENT, INC.


                          2000 OMNIBUS SECURITIES PLAN












                        ADOPTED EFFECTIVE APRIL 20, 2000









================================================================================

                                TABLE OF CONTENTS
                                -----------------

 ARTICLE 1. PURPOSE OF PLAN....................................................1


 ARTICLE 2. EFFECTIVE DATE AND TERM OF PLAN....................................1

 2.1 TERM OF PLAN..............................................................1
 2.2 EFFECT ON AWARDS..........................................................1
 2.3 SHAREHOLDER APPROVAL......................................................1

 ARTICLE 3. SHARES SUBJECT TO PLAN.............................................1

 3.1 RESERVED NUMBER OF SHARES.................................................1
 3.2 SOURCE OF SHARES..........................................................2
 3.3 AVAILABILITY OF UNUSED SHARES.............................................2
 3.4 ADJUSTMENT PROVISIONS.....................................................2
 3.5 SUBSTITUTE AWARDS.........................................................3

 ARTICLE 4.  ADMINISTRATION OF PLAN............................................3

 4.1 ADMINISTERING BODY........................................................3
 4.2 AUTHORITY OF ADMINISTERING BODY...........................................4
 4.3 ELIGIBILITY...............................................................5
 4.4 NO LIABILITY..............................................................5
 4.5 AMENDMENTS................................................................5
 4.6 OTHER COMPENSATION PLANS..................................................6
 4.7 PLAN BINDING ON SUCCESSORS................................................6
 4.8 REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES...................6
 4.9 ISSUANCES FOR COMPENSATION PURPOSES ONLY..................................6
 4.10 INVALID PROVISIONS.......................................................6
 4.11 GOVERNING LAW............................................................6

 ARTICLE 5.  GENERAL AWARD PROVISIONS..........................................6

 5.1 PARTICIPATION IN THE PLAN.................................................6
 5.2 AWARD AGREEMENTS..........................................................7
 5.3 EXERCISE OF AWARDS........................................................7
 5.4 PAYMENT FOR AWARDS........................................................8
 5.5 NO EMPLOYMENT OR OTHER CONTINUING RIGHTS..................................8
 5.6 RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS........................9
 5.7 ADDITIONAL CONDITIONS....................................................10
 5.8 NO PRIVILEGES OF STOCK OWNERSHIP.........................................10
 5.9 NON-TRANSFERABLE.........................................................11
 5.10 INFORMATION TO RECIPIENTS...............................................11
 5.11 WITHHOLDING TAXES.......................................................12
 5.12 LEGENDS ON COMMON STOCK CERTIFICATES....................................12
 5.13 EFFECT OF TERMINATION OF EMPLOYMENT ON AWARDS--EMPLOYEES ONLY...........12
 5.14 EFFECT OF TERMINATION OF ENGAGEMENT ON AWARDS--NON-EMPLOYEES ONLY.......13
 5.15 TRANSFER; LEAVE OF ABSENCE..............................................14
 5.16 LIMITS ON AWARDS TO CERTAIN ELIGIBLE PERSONS............................14

 ARTICLE 6.  STOCK OPTIONS....................................................15

 6.1 NATURE OF STOCK OPTIONS..................................................15
 6.2 OPTION EXERCISE PRICE....................................................15
 6.3 OPTION PERIOD AND VESTING................................................15
 6.4 SPECIAL PROVISIONS REGARDING INCENTIVE STOCK OPTIONS.....................15
 6.5 RELOAD OPTIONS...........................................................16
 6.6 RESTRICTIONS.............................................................16

 ARTICLE 7. RESTRICTED STOCK AWARDS...........................................16

 7.1 NATURE OF RESTRICTED STOCK AWARDS........................................16
 7.2 RIGHTS AS A SHAREHOLDER..................................................16
 7.3 RESTRICTIONS.............................................................17
 7.4 REPURCHASE OF RESTRICTED STOCK...........................................17
 7.5 ESCROWS..................................................................17
 7.6 VESTING OF RESTRICTED STOCK..............................................17
 7.7 WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS...........................18

 ARTICLE 8.  REORGANIZATIONS..................................................18

 8.1 REORGANIZATIONS NOT INVOLVING A CHANGE IN CONTROL........................18
 8.2 REORGANIZATIONS INVOLVING A CHANGE IN CONTROL............................18

 ARTICLE 9.  DEFINITIONS......................................................19

                         NEW VISUAL ENTERTAINMENT, INC.

                          2000 OMNIBUS SECURITIES PLAN

             -------------------------------------------------------


1.   PURPOSE OF PLAN

         The Company adopted this Plan to promote the interests of the Company, its Affiliated Entities and their respective shareholders by using investment interests in the Company to attract, retain and motivate management and other persons, including officers, directors, employees and certain consultants of the Company and the Affiliated Entities to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's shareholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article 9.

2.   EFFECTIVE DATE AND TERM OF PLAN

         2.1 TERM OF PLAN. This Plan became effective as of the Effective Date and shall continue in effect until the Expiration Date, at which time this Plan shall automatically terminate.

         2.2 EFFECT ON AWARDS. Awards may be granted during the Plan Term, but no Awards may be granted after the Plan Term. Notwithstanding the foregoing, each Award properly granted under this Plan during the Plan Term shall remain in effect after termination of this Plan until such Award has been exercised, terminated or expired, as applicable, in accordance with its terms and the terms of this Plan.

         2.3 SHAREHOLDER APPROVAL. This Plan shall be approved by the Company's shareholders within 12 months after the Effective Date. The effectiveness of any Awards granted prior to such shareholder approval shall be specifically subject to, and conditioned upon, such shareholder approval.

3.   SHARES SUBJECT TO PLAN

         3.1 RESERVED NUMBER OF SHARES. If the shareholders of the Company approve a one-for-four reverse stock split at the Company's 2000 Annual Meeting of Shareholders, the maximum number of shares of Common Stock reserved and available for issuance under this Plan shall be 10,000,000 pre reverse stock split shares (2,500,000 post reverse stock split shares), subject to adjustment as set forth in Section 3.4. If the shareholders of the Company do not approve such reverse stock split at the Company's 2000 Annual Meeting of Shareholders, the maximum number of shares of Common Stock reserved and available for issuance under this Plan shall be 2,000,000, subject to adjustment as set forth in
Section 3.4.

         3.2 SOURCE OF SHARES. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

         3.3 AVAILABILITY OF UNUSED SHARES. Shares of Common Stock subject to and/or underlying any unexercised, unearned or yet-to-be acquired portions of any Award granted under this Plan that expire, terminate or are canceled, and shares of Common Stock issued pursuant to Awards under this Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards under this Plan. Notwithstanding the provisions of this Section 3.3, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the IRC or any successor statute thereto.

         3.4 ADJUSTMENT PROVISIONS.

                  (a) If (i) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (1) the maximum number and kind of shares or securities available for issuance under this Plan, (2) the number and kind of shares or other securities that can be granted to any one individual Recipient under his or her Awards, (3) the number and kind of shares or other securities subject to then outstanding Awards under this Plan, and/or (4) the price for each share or other unit of any other securities subject to then outstanding Awards under this Plan, without changing the aggregate exercise price (I.E., the exercise price multiplied by the number of securities comprising such Awards) as to which such Awards remain exercisable.

                  (b) No fractional interests will be issued under this Plan resulting from any adjustments, but the Administering Body, in its sole discretion, may make a cash payment in lieu of any fractional shares of Common Stock issuable as a result of such adjustments.

                  (c) To the extent any adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administering Body, whose determination in that respect shall be final, binding and conclusive.

                  (d) The grant of Awards pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                  (e) No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Incentive Stock Option to lose its status as an incentive stock option under the provisions of the IRC or (ii) is agreed to in writing by the Administering Body and the Recipient.

         3.5 SUBSTITUTE AWARDS. The Administering Body may grant Awards under this Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or an Affiliated Entity as a result of a merger, consolidation or other business combination of the employing corporation with the Corporation or an Affiliated Entity or the acquisition by the Company or an Affiliated Entity of property or stock of the employing corporation. The Administering Body may direct that the substitute Awards be granted on such terms and conditions as the Administering Body considers appropriate in the circumstances.

4.   ADMINISTRATION OF PLAN

         4.1 ADMINISTERING BODY.

                  (a) Subject to the provisions of Section 4.1(b)(ii), this Plan shall be administered by the Board or by the Stock Plan Committee of the Board appointed pursuant to Section 4.1(b). The Stock Plan Committee may be (but is not required to be), in the discretion of the Board, the same as the compensation committee of the Board, if such committee has been appointed.

                  (b) (i) The Board in its sole discretion may from time to time appoint a Stock Plan Committee of not less than two (2) Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two
         (2)) the number of members of the Stock Plan Committee, remove from membership on the Stock Plan Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Stock Plan Committee, whether caused by removal, resignation or otherwise. The Board may disband the Stock Plan Committee at any time and thereby revest in the Board the administration of this Plan.

                  (ii) If a Stock Plan Committee is appointed under Section 4.1(b)(i), such committee (1) must be appointed by the Board (2) from the time it is appointed and thereafter until the Board disbands such committee, the Stock Plan Committee shall have the sole and exclusive authority to administer the Plan, and (3) must consist of Non-Employee Directors, and, in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each member of the Stock Plan Committee shall, in addition to being a Non-Employee Director, be an Outside Director.

                  (iii) The Stock Plan Committee shall report to the Board the names of Eligible Persons granted Awards, the precise type of Award granted, the number of shares of Common Stock issuable pursuant to such Award, if any, and the terms and conditions of each such Award.

         4.2 AUTHORITY OF ADMINISTERING BODY.

                  (a) Subject to the express provisions of this Plan, the Administering Body shall have the power to interpret and construe this Plan and any agreements or other documents defining the rights and obligations of the Company and such Eligible Persons who have been granted Awards hereunder and thereunder, to determine all questions arising hereunder and thereunder, to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable, and otherwise to carry out the terms of this Plan and such agreements and other documents. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Award shall be within the absolute discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its absolute discretion in matters related to this Plan and any and all Awards.

                  (b) Subject to the express provisions of this Plan, the Administering Body may from time to time, in its discretion, select the Eligible Persons to whom, and the time or times at which such Awards shall be granted, the nature of each Award, the number of shares of Common Stock that comprise or underlie each Award, the period for the purchase or exercise of each Award, as applicable, the Performance Criteria applicable to the Award, if any, and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. The Administering Body may grant, at any time, new Awards to an Eligible Person who has previously received Awards whether such prior Awards are still outstanding, have previously been canceled, disposed of or exercised as a whole or in part, as applicable, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards, as it determines in its discretion. Any and all terms and conditions of the Awards, including the purchase or exercise price, may be established by the Administering Body without regard to existing Awards.

                  (c) Any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; PROVIDED, HOWEVER, that (i) if the Administering Body is the Stock Plan Committee and consists of two (2) members, then actions of the Administering Body must be unanimous and (ii) if the Administering Body is the Board, actions taken at a meeting of the Board shall be valid if approved by directors constituting a majority of the required quorum for such meeting.

         4.3 ELIGIBILITY. Only Eligible Persons shall be eligible to receive Awards under this Plan as shall be selected and determined from time to time by the Administering Body, in its sole and absolute discretion.

         4.4 NO LIABILITY. No member of the Board or the Stock Plan Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith or willful misconduct of such member.

         4.5 AMENDMENTS.

                  (a) The Administering Body may, insofar as permitted by applicable law, rule or regulation, from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment; PROVIDED, HOWEVER, that no such revision or amendment shall alter, impair or diminish any rights or obligations under any Award previously granted under this Plan, without the written consent of the Recipient. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, Exchange Act or the IRC or any rules or regulations promulgated thereunder. No shareholder approval of any amendment or revision shall be required unless such approval is required by (i) applicable law, rule or regulation or (ii) any stock exchange or automated quotation system then listing the shares of Common Stock.

                  (b) The Administering Body may, with the written consent of a Recipient, make such modifications in the terms and conditions of an Award as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, in its discretion with the written consent of Recipient, at any time and from time to time after the grant of any Award (i) accelerate or extend the vesting or exercise period of any Award as a whole or in part, (ii) adjust or reduce the purchase or exercise price, as applicable, of Awards held by such Recipient by cancellation of such Awards and granting of Awards at lower purchase or exercise prices or by modification, extension or renewal of such Awards and (iii) reduce or otherwise modify the Performance Criteria applicable to any Award. In the case of Incentive Stock Options, Recipients acknowledge that extensions of the exercise period and other modifications may result in the loss of the favorable tax treatment afforded incentive stock options under
Section 422 of the IRC.

                  (c) Except as otherwise provided in this Plan or in the applicable Award Agreement, no amendment, revision, suspension or termination of this Plan will, without the written consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under this Plan.

         4.6 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, securities purchase, incentive or other compensation plans in effect for the Company or an Affiliated Entity, and this Plan shall not preclude the Company or an Affiliated Entity from establishing any other forms of incentive or other compensation for Employees, Directors, Consultants or others, whether or not approved by shareholders.

         4.7 PLAN BINDING ON SUCCESSORS. This Plan shall be binding upon the successors and assigns of the Company.

         4.8 REFERENCES TO SUCCESSOR STATUTES, REGULATIONS AND RULES. Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

         4.9 ISSUANCES FOR COMPENSATION PURPOSES ONLY. This Plan constitutes an "employee benefit plan" as defined in Rule 405 promulgated under the Securities Act. Awards to eligible Employees or Directors shall be granted for any lawful consideration, including compensation for services rendered, promissory notes or otherwise. Awards to eligible Consultants shall be granted only in exchange for BONA FIDE services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

         4.10 INVALID PROVISIONS. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

         4.11 GOVERNING LAW. This Plan shall be governed by and interpreted in accordance with the internal laws of the State of Texas, without giving effect to the principles of the conflicts of laws thereof.

5.   GENERAL AWARD PROVISIONS

         5.1 PARTICIPATION IN THE PLAN.

                  (a) A person shall be eligible to receive Award grants under this Plan if, at the time of the grant of such Award, such person is an Eligible Person.

                  (b) Incentive Stock Options may be granted only to Employees meeting the employment requirements of Section 422 of the IRC, or a similar statute governing Incentive Stock Options.

                  (c) Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

         5.2 AWARD AGREEMENTS.

                  (a) Each Award granted under this Plan shall be evidenced by an Award Agreement duly executed on behalf of the Company and by the Recipient or, in the Administering Body's discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to such Award as the Administering Body may in its discretion determine. Award Agreements may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Agreement. Any Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body.

                  (b) In case of any conflict between this Plan and any Award Agreement, this Plan shall control except as specifically provided in the Award Agreement.

                  (c) In case of any conflict between the Plan and any Award Agreement, on the one hand, and any Employment Agreement or other agreement pursuant to which services are rendered, as applicable, between a Recipient and either the Company and/or an Affiliated Entity, on the other hand, the terms and conditions of the Employment Agreement or such other agreement, as applicable, shall apply with respect to those items specifically addressed in the Employment Agreement or such other agreement, as applicable.

                  (d) In consideration of the granting of an Award under the Plan and if requested by the Company, the Recipient shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Non-Employee Director of, as applicable) the Company or any Affiliated Entity for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administering Body following grant of the Award) after the Award is granted (or, in the case of a Non-Employee Director, until the next annual meeting of shareholders of the Company).

         5.3 EXERCISE OF AWARDS. No Award granted hereunder shall be issuable or exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock (or such other amount as is set forth in the applicable Award Agreement) may be purchased at one time, and Stock Options or other Awards, as applicable, must be purchased or exercised, as applicable, in multiples of 100 unless the number purchased is the total number at the time available for purchase under the terms of the Award. An Award shall be deemed to be claimed or exercised when the Secretary or other designated official of the Company receives appropriate written notice, on such form acceptable to the Company, from the Recipient, together with payment of the applicable purchase or exercise price made in accordance with the Award Agreement and any amounts required under Section 5.11 of this Plan. Notwithstanding any other provision of this Plan, the Administering Body may impose, by rule and/or in Award Agreements, such conditions upon the exercise of Awards (including conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under
Section 5.11 of this Plan or other applicable section under the IRC, or the regulations promulgated thereunder.

         5.4 PAYMENT FOR AWARDS.

                  (a) Awards requiring payment of a purchase or exercise price shall be payable upon the exercise of such Award pursuant to any Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

                  (b) The Company may assist any person to whom Awards are granted hereunder (including any Employee, Director or Consultant of the Company and/or an Affiliated Entity) in the payment of the exercise price or other amounts payable in connection with the receipt or exercise of such Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as shall be approved by the Administering Body.

                  (c) In the discretion of the Administering Body, payments for purchase or exercise of Awards may be by matured capital stock of the Company (I.E., capital stock owned longer than six (6) months) delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administering Body (valued at Fair Market Value as of the exercise date), or such other consideration as the Administering Body may from time to time in the exercise of its discretion deem acceptable in any particular instance; PROVIDED, HOWEVER, that the Administering Body may, in the exercise of its discretion, (i) allow exercise of Stock Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the applicable purchase or exercise price to the Recipient, if the purchase or exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the purchase or exercise price and amounts required pursuant to Section 5.11 of this Plan.

         5.5 NO EMPLOYMENT OR OTHER CONTINUING RIGHTS. Nothing contained in this Plan (or in any Award Agreement or in any other agreement or document related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ or engagement of the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any Award Agreement pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such Award Agreement did not exist, including with respect to all matters related to the hiring, retention, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of Awards pursuant to this Plan shall be determined by the Administering Body, and the Administering Body's determination thereof shall be final and binding.

         5.6 RESTRICTIONS UNDER APPLICABLE LAWS AND REGULATIONS.

                  (a) All Awards granted under this Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to any such Award granted under this Plan upon any securities exchange or under any federal, state or foreign law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Awards or the issuance, if any, or purchase of shares in connection therewith, such Awards may not be granted or exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use reasonable efforts to seek to obtain from the appropriate regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the qualifications, consents, approvals or authorizations deemed by the Company to be necessary for the lawful issuance and sale of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite qualification, consent, approval or authorization shall not have been obtained.

                  (b) The Company shall be under no obligation to register or qualify the issuance of Awards or underlying shares of Common Stock under the Securities Act or applicable state securities laws. Unless the shares of Common Stock applicable to any such Award have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any shares of Common Stock covered by any Award unless the Award and underlying shares of Common Stock, as applicable, may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such securities for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if shares of stock are issued without such registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such securities. The Administering Body may also require the Recipient to provide the Company such information and other documents as the Administering Body may request in order to satisfy the Administering Body as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

         5.7 ADDITIONAL CONDITIONS. The grant and/or exercise of an Award and the issuance of shares in connection with the exercise of an Award may also be conditioned upon or subject to such other provisions (whether or not applicable to any other Award or Eligible Person) as the Administering Body, in its sole discretion, determines appropriate, including (a) provisions to assist the Recipient in financing the purchase of Common Stock issuable as a result of such Award, (b) provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any Award, (c) provisions giving the Company the right to repurchase shares of Common Stock acquired under any Award in the event the Recipient elects to dispose of such shares, (d) provisions to comply with federal and state securities laws and federal and state income tax withholding requirements, (e) provisions conditioned upon the declaration of effectiveness by the SEC of a registration statement relating to a primary offering of the Common Stock, filed by the Company with the SEC under the Securities Act, (f) provisions conditioned upon the satisfaction of withholding tax or other withholding liabilities, (g) provisions conditioned upon the listing, registration or qualification of any to-be-issued shares upon any securities exchange, any NASDAQ or other trading or quotation system or under any state or federal law, (h) provisions conditioned upon the consent or approval of any regulatory body, (i) provisions conditioned upon the execution of a lock-up agreement with one or more prospective underwriters, or (j) provisions conditioned upon the execution of a buy-sell or shareholders agreement with other shareholders of the Company. The Administering Body shall, in its sole discretion, determine whether any one or more of these conditions is necessary or desirable to be satisfied in connection with the exercise of an Award or the delivery or purchase of shares pursuant to the exercise of an Award. If the Administering Body determines that any one or more of the foregoing conditions must be satisfied, the exercise of an Award shall not be effective unless and until such condition shall have been satisfied free of any conditions not acceptable to the Company in its sole discretion.

         5.8 NO PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise set forth herein, a Recipient shall have no rights as a shareholder with respect to any shares issuable or issued in connection with an Award until the date of the receipt by the Company of all amounts payable in connection with the purchase or exercise, as applicable, of the Award, the satisfaction or waiver of all applicable Performance Criteria and the performance by the Recipient of all obligations applicable thereto. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto (or thereto) shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any Person. To the extent that any Person acquires a right to receive Awards hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

         5.9 NON-TRANSFERABLE.

                  (a) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administering Body, pursuant to a DRO, unless and until such Award has been exercised, or the securities underlying such Award have been issued, and all restrictions applicable to such securities have lapsed. No Award or interest or right therein shall be liable for the debts, contracts, liabilities or contractual obligations of the Recipient or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                  (b) During the lifetime of the Recipient, only he or his court appointed guardian may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administering Body pursuant to a DRO. After the death of the Recipient, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Recipient's will or under the then applicable laws of descent and distribution.

                  (c) Notwithstanding the foregoing, no Stock Option owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3. Furthermore, notwithstanding the foregoing, Incentive Stock Options (or other Stock Options subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of Section 422 of the IRC (or any comparable or successor provision) or the regulations thereunder.

         5.10 INFORMATION TO RECIPIENTS.

                  (a) The Administering Body in its sole discretion shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including applicable federal and state securities laws, rules and regulations.

                  (b) The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient's agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company's securities under this Plan. The Administering Body may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient's obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to the Recipient's obligations under this Section 5.10(b)).

         5.11 WITHHOLDING TAXES. Whenever the granting, vesting or exercise of any Award granted under this Plan, or the transfer of any shares issued upon exercise of any Award, gives rise to tax or tax withholding liabilities or obligations, the Administering Body shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares. The Administering Body may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company (or by withholding a portion of the stock otherwise issuable in connection with such Awards).

         5.12 LEGENDS ON COMMON STOCK CERTIFICATES. Each certificate representing shares acquired as a result of any Award granted hereunder shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the certificate. The determination of which legends, if any, shall be placed upon such certificates shall be made by the Administering Body in its sole discretion and such decision shall be final and binding.

         5.13 EFFECT OF TERMINATION OF EMPLOYMENT ON AWARDS--EMPLOYEES ONLY.

                  (a) TERMINATION FOR JUST CAUSE DISMISSAL. Subject to Section 5.13(c), and except as otherwise provided in a written agreement between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment of the Recipient, in the event of a Just Cause Dismissal of an Employee Recipient, all of the Recipient's unvested Awards shall be terminated and become void and all of the Recipient's unexercised Awards (whether or not vested) shall be forfeited, expire and become void as of the date of such Just Cause Dismissal.

                  (b) TERMINATION OTHER THAN FOR JUST CAUSE DISMISSAL. Subject to Section 5.13(c) and except as otherwise provided in a written agreement between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, in the event of an Employee Recipient's termination of employment for:

                           (i) any reason other than for Just Cause Dismissal,
                  death, Permanent Disability or normal retirement, the Recipient's unvested and/or unexercised Awards (whether or not vested) shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) three months after the date of employment termination; or

                           (ii) death, Permanent Disability or normal
                  retirement, the Recipient's unvested and/or unexercised (whether or not vested) Awards shall expire and become void as of the earlier of (A) the date such Awards would have expired in accordance with their terms had the Recipient remained employed and (B) one year after the date of employment termination; PROVIDED, HOWEVER, that the one-year period provided in (B) shall be three months for Incentive Stock Options following termination of employment for normal retirement.

                  (c) ALTERATION OF VESTING AND EXERCISE PERIODS. Notwithstanding anything to the contrary in Section 5.13(a) or Section 5.13(b), the Administering Body may in its discretion designate shorter or longer periods to claim or otherwise exercise Awards following a Recipient's termination of employment; PROVIDED, HOWEVER, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Awards shall be claimed or exercisable by a Recipient following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; and PROVIDED, FURTHER, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.

         5.14 EFFECT OF TERMINATION OF ENGAGEMENT ON AWARDS--NON-EMPLOYEES ONLY.

                  (a) TERMINATION OF ENGAGEMENT. Subject to Section 5.14(b), and except as otherwise provided in a written agreement between the Company and/or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of engagement of the Recipient, in the event of the termination of any non-Employee Recipient's engagement (including certain Directors and Consultants), all of the Recipient's unvested Awards shall be terminated and become void, and all of the Recipient's unexercised Awards (whether or not vested) shall be forfeited, expire and become void as of the earlier of
         (i) the date such Awards would expire in accordance with their terms had the Recipient remained in such engagement and (ii)(A) three months after Recipient's engagement is terminated as a result of death or Permanent Disability and (B) 30 days after Recipient's engagement is terminated for any other reason.

                  (b) ALTERATION OF VESTING AND EXERCISE PERIODS. Notwithstanding anything to the contrary in Section 5.14(a), the Administering Body may, in its discretion, designate shorter or longer periods to claim or otherwise exercise Awards following a non-Employee Recipient's termination of engagement; PROVIDED, HOWEVER, that any shorter periods determined by the Administering Body shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Awards shall be claimed or exercisable by a Recipient following such Recipient's termination of engagement only to the extent that the installments thereof had become exercisable on or prior to the date of such termination; and PROVIDED FURTHER, that the Administering Body may, in its discretion, elect to accelerate the vesting of all or any portion of any Awards that had not vested on or prior to the date of such termination.

         5.15 TRANSFER; LEAVE OF ABSENCE. For purposes of this Plan, the transfer by a Recipient to the employment by or engagement with (i) the Company from an Affiliated Entity, (ii) from the Company to an Affiliated Entity or
(iii) from one Affiliated Entity to another Affiliated Entity (including, with respect to Consultants, the assignment between the Company and an Affiliated Entity or between two Affiliated Entities, as applicable, of an agreement pursuant to which such services are rendered) or, with respect solely to Employees, an approved leave of absence for military service, sickness or for any other purpose approved by the Company, shall not be deemed a termination. In the case of any Employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Awards as the Administering Body in its discretion deems appropriate, except that in no event shall an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

         5.16 LIMITS ON AWARDS TO CERTAIN ELIGIBLE PERSONS.

                  (a) LIMITATIONS APPLICABLE TO IRC SECTION 162(M) PARTICIPANTS. Notwithstanding any other provision of this Plan, in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation, no one Eligible Person shall be granted any one or more Awards with respect to more than 1,000,000 shares of Common Stock in any one calendar year. The limitation set forth in this
         Section 5.16 shall be subject to adjustment as provided in Section 3.4 or Section 4.5(b), but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

                  (b) LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of this Plan, the Plan, and any Award granted or awarded to any individual who is then subject to
         Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

6.   STOCK OPTIONS

         6.1 NATURE OF STOCK OPTIONS. Subject to the limitations provided otherwise herein, Stock Options may be Incentive Stock Options or Non-qualified Stock Options.

         6.2 OPTION EXERCISE PRICE. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price of each Stock Option shall be no less than the Fair Market Value of the Common Stock subject to the Stock Option. The Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished, which reestablished exercise price of a Stock Option shall be at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may, in its discretion, make such further modifications of any such Stock Option as are not inconsistent with this Plan.

         6.3 OPTION PERIOD AND VESTING. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after termination of the Recipient's employment or engagement shall be subject to Section 5.13 or Section 5.14, as the case may be. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than ten years after the date the Stock Option is granted and shall be subject to earlier termination as provided herein or in the Award Agreement. The Administering Body may, in its discretion at any time and from time to time after the grant of a Stock Option, accelerate vesting of such Stock Option as a whole or in part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the expiration or earlier termination of the Stock Option.

         6.4 SPECIAL PROVISIONS REGARDING INCENTIVE STOCK OPTIONS.

                  (a) Notwithstanding anything in this Article 6 to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that (i) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Shareholder; and (ii) that the Incentive Stock Option not be exercisable after the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Shareholder.

                  (b) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or an Affiliated Entity) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000.

                  (c) Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Non-qualified Stock Options.

         6.5 RELOAD OPTIONS. At the discretion of the Administering Body, Stock Options granted pursuant to this Plan may include a "reload" feature pursuant to which a Recipient exercising a Stock Option by the delivery of a number of shares of matured capital stock in accordance with Section 5.4(c) hereof and the Award Agreement would automatically be granted an additional Stock Option (with an exercise price equal to the Fair Market Value of the Common Stock on the date the additional Stock Option is granted and with the same expiration date as the original Stock Option being exercised, and with such other terms as the Administering Body may provide) to purchase that number of shares of Common Stock equal to the number delivered to exercise the original Stock Option.

         6.6 RESTRICTIONS The Administering Body, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of a Stock Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Recipient shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Stock Option is modified, extended or renewed for purposes of Section 424(h) of the IRC) such Stock Option to such Recipient or (ii) one year after the transfer of such shares to such Recipient.

7.   RESTRICTED STOCK AWARDS

         7.1 NATURE OF RESTRICTED STOCK AWARDS. The Administering Body may grant Restricted Stock Awards to any Eligible Person. A Restricted Stock Award is an Award entitling the Recipient to acquire Restricted Stock at par value or such other purchase price determined by the Administering Body at the time of grant of the Restricted Stock Award (but not less than the par value thereof unless permitted by applicable state law). Conditions may be based on continuing employment (or engagement) and/or the achievement of pre-established Performance Criteria.

         7.2 RIGHTS AS A SHAREHOLDER. Subject to Section 7.3, upon delivery of the shares of the Restricted Stock to the escrow holder pursuant to Section 7.5, the Recipient shall have, unless otherwise provided by the Administering Body, all the rights of a shareholder with respect to said shares of Restricted Stock, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Administering Body, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3.

         7.3 RESTRICTIONS. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administering Body shall provide, which restrictions may include restrictions concerning voting rights and transferability and restrictions based on duration of employment or engagement with the Company or its Affiliated Entities, Company performance and individual performance; PROVIDED, HOWEVER, that, unless the Administering Body otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and PROVIDED, FURTHER, that, except with respect to shares of Restricted Stock granted to IRC Section 162(m) participants, by action taken after the Restricted Stock is issued, the Administering Body may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or have expired.

         7.4 REPURCHASE OF RESTRICTED STOCK. The Administering Body shall provide in the terms of each individual Award Agreement that the Company shall have a right to repurchase from the Recipient the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a termination of employment (with or without cause and for any reason whatsoever) or, if applicable, upon a termination of engagement (with or without cause and for any reason whatsoever) between the Recipient and the Company and/or an Affiliated Entity, at a cash price per share determined by the Administering Body; PROVIDED, HOWEVER, that, except with respect to shares of Restricted Stock granted to IRC Section 162(m) participants, the Administering Body in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a termination of employment or engagement following a Change in Control of the Company or because of the Recipient's death or Permanent Disability.

         7.5 ESCROWS. The Secretary of the Company or such other escrow holder as the Administering Body may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

         7.6 VESTING OF RESTRICTED STOCK. The Administering Body at the time of grant shall specify the date or dates and/or attainment of pre-established Performance Criteria and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

         7.7 WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Award of Restricted Stock may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

8.   REORGANIZATIONS

         8.1 REORGANIZATIONS NOT INVOLVING A CHANGE IN CONTROL. If the Company shall consummate any Reorganization not involving a Change in Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be claimed or exercisable, in accordance with this Plan, only for the kind and amount of securities, cash and/or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award, and the underlying Award Agreement, in the sole discretion of the Administering Body as it may deem appropriate to give effect to the Reorganization.

         8.2 REORGANIZATIONS INVOLVING A CHANGE IN CONTROL. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new grants covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise has provided or shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including (i) accelerating the vesting of outstanding Awards,
(ii) terminating the restrictions on outstanding Awards of Restricted Stock and/or (iii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash and/or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 8.2, this Plan and the Awards granted hereunder shall terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or
(b) hereof, then any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to convert, claim or exercise, as applicable, the Recipient's Awards to the full extent not theretofore converted, claimed or exercised, including any installments which have not yet become vested or to have the restrictions on outstanding Awards of Restricted Stock terminated.

9.   DEFINITIONS

         Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

         "ADMINISTERING BODY" means the Board as long as no Stock Plan Committee has been appointed and is in effect and shall mean the Stock Plan Committee as long as the Stock Plan Committee is appointed and in effect.

         "AFFILIATED ENTITY" means any Parent Corporation or Subsidiary Corporation.

         "AWARD" OR "AWARDS," except where referring to a particular category or grant under the Plan, shall include Incentive Stock Options, Non-qualified Stock Options and Restricted Stock Awards.

         "AWARD AGREEMENT" means the agreement or confirming memorandum setting forth the terms and conditions of the Award.

         "BOARD" means the Board of Directors of the Company.

         "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occur:

                  (a) Any Person becomes, after the Effective Date, the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company's then outstanding securities; or

                  (b) Individuals who, as of the effective date hereof, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's shareholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

                  (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; and provided, further, a merger or consolidation in which the Company is the surviving entity (other than as a wholly owned subsidiary or another entity) and in which the Board of the Company after giving effect to the merger or consolidation is comprised of a majority of members who are either (x) directors of the Company immediately preceding the merger or consolidation, or (y) appointed to the Board of the Company by the Company (or its Board) as an integral part of such merger or consolidation, shall not constitute a Change in Control of the Company; or

                  (d) Approval by the shareholders of the Company or any order by a court of competent jurisdiction of a plan of liquidation of the Company, or the sale or disposition by the Company of all or substantially all of the Company's assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, more than 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; or (ii) pursuant to a dividend in kind or spin-off type transactions, directly or indirectly, of such assets to the shareholders of the Company;

                  (e) Notwithstanding the foregoing, a Change in Control of the type described in paragraph (b), (c) or (d) shall be deemed to be completed on the date it occurs, and a Change in Control of the type described in paragraph (a) shall be deemed to be completed as of the date the entity or group attaining 30% or greater ownership has elected its representatives to the Company's Board of Directors and/or caused its nominees to become officers of the Company with the authority to terminate or alter the terms of employee's employment.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means the Common Stock of the Company, par value $0.001 per share, as constituted on the Effective Date of this Plan, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4 or Section 4.5(b) above or any other provision of the Plan.

         "COMPANY" means New Visual Entertainment, Inc., a Utah corporation.

         "CONSULTANT" means any consultant or advisor if:

                  (a) the consultant or advisor renders BONA FIDE services to the Company or any Affiliated Entity;

                  (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

                  (c) the consultant or advisor is a natural person who has contracted directly with the Company or an Affiliated Entity to render such services.

         "DIRECTOR" means any person serving on the Board of the Company or of an Affiliated Entity irrespective of whether such person is also an Employee of the Company or an Affiliated Entity.

         "DRO" shall mean a domestic relations order as defined by the IRC or Title I of ERISA or the rules thereunder.

         "EFFECTIVE DATE" means April 20, 2000, which is the date this Plan was adopted by the Board.

         "ELIGIBLE PERSON" shall include key Employees, Directors and Consultants of the Company or of any Affiliated Entity.

         "EMPLOYEE" means any officer or other employee (as defined in accordance with Section 3401(c) of the IRC) of the Company or any Affiliated Entity.

         "EMPLOYMENT AGREEMENT" means an employment agreement between the Recipient and either the Company and/or an Affiliated Entity.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE ACT REGISTERED COMPANY" means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

         "EXPIRATION DATE" means the tenth anniversary of the Effective Date.

         "FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (a) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the NASDAQ National Market), the closing sale prices of the stock quoted for such date as reported in the transactions index of each such exchange, as published in THE WALL STREET JOURNAL and determined by the Administering Body, or, if no sale price was quoted in any such index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the NASDAQ National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on the NASDAQ Small Cap Market on such date (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price of Stock Options not less than 100% of the Fair Market Value of the stock on the date an option is granted); or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; PROVIDED, HOWEVER, that (i) when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances and (ii) if the stock is traded on the NASDAQ Small Cap Market and both sales prices and bid and asked prices are quoted or available, the Administering Body may elect to determine Fair Market Value under either clause (a) or (b) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the IRC.

         "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

         "INCLUDING" means including without limitation.

         "IRC" means the Internal Revenue Code of 1986, as amended.

         "JUST CAUSE DISMISSAL" shall mean (i) if a Recipient is an Employee, a termination of a Recipient's employment for any of the following reasons: (a) the Recipient violates any reasonable rule or regulation of the Board, the Company's Chief Executive Officer or the Recipient's superiors that results in material damage to the Company or an Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (b) any willful misconduct or gross negligence by the Recipient in the material responsibilities assigned to the Recipient; (c) any willful failure to perform the Recipient's job as required to meet the objectives of the Company and/or an Affiliated Entity; (d) any wrongful conduct of a Recipient that has material adverse impact on the Company or an Affiliated Entity or which constitutes a misappropriation of assets of the Company or an Affiliated Entity; (e) the Recipient's performing services for any other person or entity that competes with the Company and/or an Affiliated Entity while the Recipient is employed by the Company or an Affiliated Entity, without the express written approval of the Chief Executive Officer of the Company or an Affiliated Entity; or (f) any other conduct that the Administering Body determines constitutes Just Cause for Dismissal; PROVIDED, HOWEVER, that if a Recipient is party to an employment agreement with the Company and/or an Affiliated Entity providing for just cause dismissal (or some comparable notion) of Recipient from Recipient's employment with the Company or an Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable notion in such employment agreement and (ii) if a Recipient is a Consultant or Director (but not an Employee), a termination of such Recipient's engagement with the Company and/or an Affiliated Entity for a material breach by Recipient of the agreement pursuant to which his services are rendered to the Company and/or an Affiliated Entity or a material breach of his duties to the Company and/or an Affiliated Entity; PROVIDED, HOWEVER, that if a Recipient is party to an agreement pursuant to which his services are rendered to the Company and/or an Affiliated Entity providing for just cause dismissal (or some comparable notion) of Recipient from his engagement with the Company and/or an Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or such comparable notion in such agreement.

         "NON-EMPLOYEE DIRECTOR" means any director of the Company who qualifies as a "non-employee director" within the meaning of Rule 16b-3.

         "NON-QUALIFIED STOCK OPTION" means a Stock Option that is not an Incentive Stock Option.

         "OUTSIDE DIRECTOR" means an "outside director" as defined in the regulations adopted under Section 162(m) of the IRC.

         "PARENT CORPORATION" means any Parent Corporation as defined in Section 424(e) of the IRC.

         "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the IRC. If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant, the Administering Body, in order to qualify Awards as performance-based compensation under Section 162(m) of the IRC, can condition the granting, vesting, exercisability, purchase price or termination of restrictions of such Awards on the attainment of a pre established, objective performance goal. For this purpose, a pre established, objective performance goal may include one or more of the following performance criteria: (a) book value; (b) earnings per share (including earnings before interest, taxes and amortization); (c) return on equity; (d) total shareholder return; (e) return on capital; (f) return on assets or net assets; (g) income or net income; (h) operating income or net operating income; (i) operating margin;
(j) attainment of stated goals related to the Company's capitalization, costs, financial condition or results of operations; and (k) any other similar performance criteria.

         "PERFORMANCE CRITERIA" shall mean the following business criteria with respect to the Company, any Affiliated Entity or any division or operating unit of the Company or an Affiliated Entity: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity,
(g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization and (l) such other criteria deemed appropriate by the Administering Body.

         "PERMANENT DISABILITY" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 5.13(b)(ii) hereof, Permanent Disability shall mean "permanent and total disability" as defined in
Section 22(e) of the IRC.

         "PERSON" means any person, entity or group, within the meaning of
Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and its Affiliated Entities, (b) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA, (c) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or an Affiliated Entity, (d) any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, or (e) any entity holding non-participating shares of an entity which is a shareholder of the Company or which owns or controls, directly or indirectly, a shareholder of the Company becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities.

         "PLAN" means this 2000 Omnibus Securities Plan of the Company.

         "PLAN TERM" means the period during which this Plan remains in effect (commencing on the Effective Date and ending on the Expiration Date).

         "RECIPIENT" means a person who has received Awards under this Plan or any person who is the successor in interest to a Recipient.

         "REORGANIZATION" means any merger, consolidation, business combination, other reorganization or other similar transaction.

         "RESTRICTED STOCK" means the shares of Common Stock subject to such restrictions and conditions as the Administering Body may determine at the time of grant.

         "RESTRICTED STOCK AWARDS" means any Award granted pursuant to Article 7 of this Plan.

         "RULE 16B-3" means Rule 16b-3 under the Exchange Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SIGNIFICANT SHAREHOLDER" is an individual who, at the time an Award is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

         "STOCK OPTION" OR "OPTION" means a right to purchase stock of the Company granted under Article 6 of this Plan to an Eligible Person.

         "STOCK PLAN COMMITTEE" means the committee appointed by the Board to administer this Plan pursuant to Section 4.1(b).

         "SUBSIDIARY CORPORATION" means any Subsidiary Corporation as defined in
Section 424(f) of the IRC.

                                                                      Appendix B

                              ARTICLES OF AMENDMENT

                    TO THE RESTATED ARTICLES OF INCORPORATION

                                       OF

                         NEW VISUAL ENTERTAINMENT, INC.


         Pursuant to the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, NEW VISUAL ENTERTAINMENT, INC., a Utah corporation (the "Corporation") hereby certifies that:

         1. The name of the corporation is NEW VISUAL ENTERTAINMENT, INC.

         2. The following amendments to the Restated Articles of Incorporation of the Corporation were adopted and approved by at least a majority of the voting power of the Corporation at the Annual Meeting of the Shareholders held on May 31, 2000 (the "Annual Meeting"). At the Annual Meeting, __________ shares of the Corporation's common stock, par value $.001 (the "Common Stock"), were voted in favor of the amendment, ______ shares of Common Stock were voted against the amendment and _______ shares of Common Stock abstained from voting on the amendment. The shares of capital stock of the Corporation outstanding and entitled to vote at the Annual Meeting consisted of ____________ shares of Common Stock.

         3. Article IV of the Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

                                   ARTICLE IV

                                AUTHORIZED SHARES

                  A. The Corporation shall have authority to issue an aggregate of 115,000,000 shares of capital stock, consisting of (a) 100,000,000 shares of Common Stock, par value $0.001 per share (the "Common Stock"), and (b) 15,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

                  B. The designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof with respect to the Common Stock and the Preferred Stock are as follows:

                           (1) COMMON STOCK. Each holder of the Common Stock of the Corporation shall be entitled to one vote for every share of Common Stock outstanding in his name on the books of the Corporation. Except for and subject to those rights expressly granted to the holders of the Preferred Stock or except as may be provided by the laws of the State of Utah, the holders of Common Stock shall have exclusively all other rights of shareholders including, without limitation, (i) the right to receive dividends, when and as declared by the Board of Directors out of assets legally available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally with all holders of all Common Stock all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock of the specific amounts that they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation, if any.

                           (2) PREFERRED STOCK. Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated in the resolution or resolutions providing for the establishment of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Except as otherwise expressly stated in the resolution or resolutions providing for the establishment of a series of Preferred Stock, any shares of Preferred Stock that may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise expressly provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes unless expressly provided in the resolution or resolutions providing for the establishment thereof. The Board of Directors of the Corporation is hereby expressly authorized to issue, from time to time, shares of Preferred Stock in one or more series, and, in connection with the establishment of any such series by resolution or resolutions, to determine and fix the number of shares constituting that series and the distinctive designation of that series and to determine and fix such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by the Utah Revised Corporation Law. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to the Preferred Stock of any other series. Except as otherwise expressly provided in the resolution or resolutions providing for the establishment of any series of Preferred Stock, no vote of the holders of shares of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of these Articles of Incorporation.

                  C. On the date that these Articles of Amendment are filed with the Secretary of State of the State of Utah (the "Effective Date"), every four (4) shares of Common Stock of the Corporation issued and outstanding at the close of business on the Effective Date (the "Old Common Stock") will automatically be converted into one share of common stock, par value $.001 per share (the "New Common Stock") of the Corporation. No fractional shares will be issued and, in lieu thereof, each holder of Common Stock whose aggregate shares of Old Common Stock held in one name or account immediately prior to the Effective Date are fewer than four (4) shares or not evenly divisible by four (4) shall receive one full share of New Common Stock in exchange for such fractional share.

         4. Except as amended by these Articles of Amendment, the Restated Articles of Incorporation of the Corporation shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned Chief Executive Officer and Secretary of New Visual Entertainment, Inc. have executed these Articles of Amendment on April ___, 2000 at San Diego, California.

                                       NEW VISUAL ENTERTAINMENT, INC.



                                       By:
                                          --------------------------------------
                                          Ray Willenberg, Jr., Chief Executive
                                             Officer



                                       By:
                                          --------------------------------------
                                          C. Rich Wilson III, Secretary

                         NEW VISUAL ENTERTAINMENT, INC.

                                 REVOCABLE PROXY

                  ANNUAL MEETING OF SHAREHOLDERS - MAY 31, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, as a holder of Common Stock of New Visual Entertainment, Inc. (the "Company"), hereby appoints Ray Willenberg, Jr. and C. Rich Wilson III as proxies, with full power of substitution, to represent and to vote as designated on this card all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 31, 2000 or any adjournment thereof.

         Unless otherwise marked, this Proxy will be voted FOR the election of the Board of Directors' nominees as Directors, FOR an amendment to Article IV of the Company's Restated Articles of Incorporation and to effect a one-for-four reverse stock split, FOR the adoption of the Company's 2000 Omnibus Securities Plan, and FOR the ratification of Tabb, Conigliaro & McGann, P.C. as independent auditors. If any other business is presented at the Annual Meeting of Shareholders, the Proxy will be voted in accordance with the discretion of the proxies named above.

         The Board of Directors recommends a vote "FOR" the nominees listed below and "FOR" Proposals 2, 3 and 4.

(IMPORTANT:  PLEASE DATE AND SIGN THE PROXY ON THE REVERSE SIDE)


                                                  New Visual Entertainment, Inc.
                                                  5920 Friars Road, Suite 104
                                                  San Diego, California 92108

1. ELECTION OF DIRECTORS:    FOR all nominees [ ]    WITHHOLD AUTHORITY to                [ ]    *EXCEPTIONS   [ ]
                             listed below.           vote for all nominees listed below


Nominees: Lilly Beter, John Howell, Celso B. Suarez, Jr., Ray Willenberg, Jr. and C. Rich Wilson III (to hold office until the 2001 Annual Meeting and until their successors have been duly elected and have qualified)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT
NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions________________________________________________________________________________________________________

2. A proposal to approve an Amendment to Article IV of   3. A proposal to approve the Company's 2000 Omnibus
the Company's Restated Articles of Incorporation and        Securities Plan.
effect a one-for-four reverse stock split.
FOR [ ]   AGAINST [ ]    ABSTAIN [ ]                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

4. Ratification of Tabb, Conigliaro & McGann, P.C. as    5. In their discretion, upon any other matter that may
independent auditors for the year ending                 properly come before the Annual Meeting of Shareholders
October 31, 2000.                                        or any adjournment thereof.
FOR [ ]   AGAINST [ ]    ABSTAIN [ ]                     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]



                                   Please mark, date and sign as your name
                                   appears hereon. If acting as executor,
                                   administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer and indicate the title of such officer. If shares are held jointly, each Shareholder named should sign. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

                                   Dated:________________________________, 2000


                                   _____________________________________________
                                   Signature
                                   _____________________________________________
                                   Signature


PLEASE DATE, SIGN AND MAIL THIS PROXY IN
THE ENCLOSED ENVELOPE.



                                       2